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                                  EXHIBIT 99.1



                ABS Revised Term Sheet provided by Merrill Lynch



                              [Begins on Next Page]



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                               REVISED TERM SHEET

                       Onyx Acceptance Owner Trust 1998-C

                                 RETAIL AUTO ABS


                      $280,000,000 ASSET-BACKED SECURITIES


                      ONYX ACCEPTANCE FINANCIAL CORPORATION
                                     SELLER

                           ONYX ACCEPTANCE CORPORATION
                                    SERVICER


                  $53,000,000 Class A-1 [ ]% Asset-Backed Notes

                  $70,000,000 Class A-2 [ ]% Asset-Backed Notes

                  $89,000,000 Class A-3 [ ]% Asset-Backed Notes

                  $54,000,000 Class A-4 [ ]% Asset-Backed Notes

                   $14,000,000 [ ]% Asset-Backed Certificates


                               Revised Term Sheet

The attached information (the "Term Sheet") is privileged and confidential and is intended for use by the addressee only. The Term Sheet is furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressee to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


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                       ONYX ACCEPTANCE OWNER TRUST 1998-C

                               Subject to Revision

                       TERM SHEET DATED NOVEMBER 13, 1998

ISSUER..........................  Onyx Acceptance Owner Trust 1998-C, a Delaware
                                  business trust. The Trust will be established by a trust agreement among the Seller, the Owner Trustee and the Trust Agent. The trust agreement is referred to herein as the "TRUST AGREEMENT".

SELLER........................... Onyx Acceptance Financial Corporation, a
                                  wholly-owned, limited purpose subsidiary of
                                  Onyx Acceptance Corporation.

SERVICER......................... Onyx Acceptance Corporation ("ONYX").

INDENTURE TRUSTEE................ The Chase Manhattan Bank, as trustee under the
                                  Indenture.

OWNER TRUSTEE.................... Bankers Trust (Delaware), as trustee under the
                                  Trust Agreement.

TRUST AGENT...................... The Chase Manhattan Bank, as agent of the
                                  Owner Trustee under the Trust Agreement.

INSURER.......................... MBIA Insurance Corporation, as Insurer under the Insurance Agreement ("MBIA").

CLOSING DATE..................... On or about November 24, 1998.

THE NOTES........................ The Trust will issue Auto Loan Backed Notes
                                  (the "NOTES") pursuant to an indenture to be dated as of November 1, 1998 (the "INDENTURE") between the Issuer and the Indenture Trustee. The Notes will include the Class A-1 Auto Loan Backed Notes in the aggregate principal amount of $53,000,000, the Class A-2 Auto Loan Backed Notes in the aggregate principal amount of $70,000,000, the Class A-3 Auto Loan Backed Notes in the aggregate principal amount of $89,000,000 and the Class A-4 Auto Loan Backed Notes in the aggregate principal amount of $54,000,000. The Notes will be non-recourse obligations of the Trust and will be secured by certain assets of the Trust pursuant to the Indenture.

THE CERTIFICATES................. The Trust will issue Auto Loan Backed
                                  Certificates (the "CERTIFICATES" and, together with the Notes, the "SECURITIES"), in the aggregate principal amount of $14,000,000. The Certificates will represent undivided beneficial ownership interests in the Trust and will be issued pursuant to the Trust Agreement.

THE RESIDUAL INTERESTS........... The Trust will issue certificates representing the Residual Interests in the Trust. The
                                  Residual Interests are not offered for sale.


TRUST PROPERTY................... The Trust's assets will include:

                                  o     a pool of fixed rate motor vehicle
                                        retail installment sales contracts (the
                                        "CONTRACTS"), all of which were
                                        purchased from the Seller, and secured
                                        by new and used automobiles and
                                        light-duty trucks;


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                                  o     certain documents relating to the
                                        Contracts;

                                  o certain monies received with respect to the Contracts on or after the Cut-Off Date for such Contracts;

                                  o     security interests in the financed
                                        vehicles and the rights to receive
                                        proceeds from claims on certain
                                        insurance policies covering the financed vehicles or the individual obligors under each related Contract;

                                  o all amounts on deposit in the specified accounts (excluding any investment income credited to the Collection Account, which will be paid to the Servicer);

                                  o the right of the Seller to cause Onyx to repurchase certain Contracts under specified circumstances; and

                                  o     all proceeds of the foregoing.

                                  Pursuant to the Indenture, the Trust will grant a security interest in the Trust Property (excluding the Certificate Distribution Account) in favor of the Indenture Trustee, on behalf of the Noteholders, and for the benefit of MBIA in support of the obligations owing to MBIA under the Insurance Agreement.

CONTRACTS........................ The Trust's main source of funds for making payments on the Securities will be collections on the Contracts. The Trust will acquire certain Contracts with a total principal balance of $218,237,184 as of November 1, 1998. Such Contracts are referred to herein as the "INITIAL CONTRACTS" and November 1, 1998 is referred to as the "INITIAL CUT-OFF DATE". The total principal balance of the Initial Contracts as of the Initial Cut-Off Date is referred to as the "INITIAL CUT-OFF POOL Balance".

                                  The Trust will acquire certain additional
                                  Contracts that have been or will be originated or purchased after the Initial Cut-Off Date but prior to November 24, 1998. Such Contracts are referred to herein as the "SUBSEQUENT CONTRACTS" and November 24, 1998 is referred to as the "FINAL CUT-OFF DATE". The total principal balance of the Initial Contracts as of the Initial Cut-Off Date and the Subsequent Contracts as of the Final Cut-Off Date, which will be approximately $280,000,000, is referred to as the "ORIGINAL POOL BALANCE".

                                  The term "CUT-OFF DATE" as used herein refers to the Initial Cut-Off Date for the Initial Contracts and the Final Cut-Off Date for the Subsequent Contracts.


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                                  As of the Initial Cut-Off Date, the Initial
                                  Contracts had the following characteristics:

Weighted average annual percentage rate:               14.89%
Weighted average remaining term:                       57.2 months
Contracts that allocate interest and
 principal by the rule of 78's or actuarial method:    19.97% (by Initial Cut-Off Pool Balance)
Contracts that allocate interest and
 principal by the simple interest method:              80.03% (by Initial Cut-Off Pool Balance)
Contracts secured by new vehicles:                     19.61% (by Initial Cut-Off Pool Balance)
Contracts secured by used vehicles:                    80.39% (by Initial Cut-Off Pool Balance)
Contracts originated in California:*                   37.77% (by Initial Cut-Off Pool Balance)
Contracts originated in Florida:*                      10.52% (by Initial Cut-Off Pool Balance)

                                  *     As of the Initial Cut-Off Date, the
                                        aggregate principal balances of Initial
                                        Contracts originated in any other single state did not exceed 10%.

                                  No Initial Contract has, and no Subsequent
                                  Contract will have, a scheduled maturity date later than December 31, 2004.

                                  Although the financial and other data for the Subsequent Contracts will differ somewhat from the descriptions of the Initial Contracts set forth above, the characteristics of the Contracts as a whole will not vary materially from the characteristics of the Initial Contracts.

DISTRIBUTION DATE................ Interest and principal on the Notes and the
                                  Certificates will be payable on the 15th day of each month. If the 15th day of a month is not a business day, then the payment for that month will be made on the next business day. The first payment will be due on December 15, 1998.

                                  A business day is a day other than a Saturday, Sunday or other day on which commercial banks located in California or New York are authorized or required to be closed.


TERMS OF THE NOTES:

A.  INTEREST..................... Class A-1 Rate:  ______% per annum.
                                  Class A-2 Rate:  ______% per annum.
                                  Class A-3 Rate:  ______% per annum.
                                  Class A-4 Rate:  ______% per annum.

                                  With respect to each Distribution Date,
                                  interest on the principal balances of the classes of the Notes will accrue at the respective per annum interest rates during the period from and including the prior Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding the applicable Distribution Date and will be payable to the Noteholders monthly on each related Distribution Date commencing December 15, 1998. Interest on the Notes will be calculated on the basis of a 360-day year of twelve 30-day months, with the exception of the Class A-1 Notes, with respect to which interest will be calculated on the basis of a 360-day year and the actual number of days in the related accrual period.

B.  PRINCIPAL.................... The Trust will make payments of principal on the Notes monthly, on each Distribution Date, in an amount generally equal to the Note


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                                  Principal Distributable Amount for such
                                  Distribution Date. No principal payments will be made on the Class A-2 Notes until the Class A-1 Notes have been paid in full; no principal payments will be made on the Class A-3 Notes until the Class A-2 Notes have been paid in full; and no principal payments will be made on the Class A-4 Notes until the Class A-3 Notes have been paid in full.

                                  The "NOTE PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of (i) the portion of the Regular Principal Distributable Amount allocated to the Notes for such Distribution Date, (ii) the Accelerated Principal Distributable Amount, if any, for such Distribution Date and (iii) any outstanding Note Principal Carryover Shortfall for the immediately preceding Distribution Date; provided, however, that the Note Principal Distributable Amount shall not exceed the aggregate outstanding principal amount of the Notes. Notwithstanding the foregoing, the Note Principal Distributable Amount on the Final Scheduled Distribution Date for each class of Notes shall not be less than the amount that is necessary to reduce the outstanding principal amount of the related class of Notes to zero.

                                  The "REGULAR PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the amount equal to the sum of the following amounts with respect to the related Collection
                                  Period: (i) collections received on Contracts (other than Liquidated Contracts and Purchased Contracts) allocable to principal as determined by the Servicer, including full and partial principal prepayments (other than partial prepayments on Contracts that allocate principal and interest based on the rule of 78's or the actuarial method, representing payments not due in such Collection Period, which will be deposited into the Payahead Account), (ii) the Principal Balance of all Contracts (other than Purchased Contracts) that became Liquidated Contracts during the related Collection Period, (iii) the Principal Balance as of the date of purchase of all Contracts that became Purchased Contracts as of the immediately preceding Record Date and
                                  (iv) the aggregate amount of Cram Down Losses incurred during the related Collection Period.

                                  The "NOTE PRINCIPAL CARRYOVER SHORTFALL" means, as of the close of any Distribution Date, the excess of the Note Principal Distributable Amount for such Distribution Date over the amount in respect of principal that is actually deposited in the Note Distribution Account on such Distribution Date.

                                  The "ACCELERATED PRINCIPAL DISTRIBUTABLE
                                  AMOUNT" means, with respect to any
                                  Distribution Date occurring on or after the Accelerated Principal Commencement Date, an amount equal to the lesser of (i) one-twelfth of 2% of the Pool Balance as of such Distribution Date, (ii) the amount, if any, by which (a) the Accelerated Principal Target Level as of such Distribution Date (after giving effect to the distribution of the Regular Principal Distributable Amount on such Distribution Date) exceeds (b) the Pool Balance as of such Distribution Date, and
                                  (iii) amounts which would remain on deposit in the Payment Account for such Distribution Date after making all other payments required to be made on such Distribution Date


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                                  pursuant to the Sale and Servicing Agreement
                                  without regard to the inclusion of such amount as part of the Note Principal Distributable Amount. The Accelerated Principal Distributable Amount shall only be included in the Note Principal Distributable Amount until all of the Notes have been paid in full, and shall not be included in the Certificate Principal Distributable Amount at any time.

                                  The "ACCELERATED PRINCIPAL COMMENCEMENT DATE" will mean the first Distribution Date on which the amount on deposit in the Spread Account is equal to or greater than the Spread Account Maximum (after giving effect to any deposit thereto on such Distribution Date).

                                  The "ACCELERATED PRINCIPAL TARGET LEVEL" means, with respect to any Distribution Date, an amount equal to the product of (i) 102% multiplied by (ii) the outstanding aggregate principal amount of the Notes and the Certificates as of such Distribution Date (after giving effect to the distribution of the Regular Principal Distributable Amount on such Distribution Date).

                                  A "CRAM DOWN LOSS" means, with respect to a Contract, if a court of appropriate jurisdiction in an insolvency proceeding shall have issued an order reducing the amount owed on such Contract or otherwise modifying or restructuring the scheduled payments to be made on such Contract, an amount equal to (i) the excess of the Principal Balance of such Contract immediately prior to such order over the Principal Balance of such Contract as so reduced and/or (ii) if such court shall have issued an order reducing the effective rate of interest on such Contract, the excess of the Principal Balance of such Contract immediately prior to such order over the net present value of the scheduled payments as so modified or restructured.

                                  A "COLLECTION PERIOD" with respect to a
                                  Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs; provided, that with respect to Liquidated Contracts (as defined below) the Collection Period will be the period from but excluding the sixth business day preceding the immediately preceding Distribution Date to and including the sixth business day preceding such Distribution Date. With respect to the first Distribution Date, the "COLLECTION PERIOD" for Liquidated Contracts will be the period from and including the Cut-Off Date to and including the sixth business day preceding such first Distribution Date.

                                  A "LIQUIDATED CONTRACT" is a Contract that (i) is the subject of a full prepayment; (ii) is a Defaulted Contract with respect to which Liquidation Proceeds constituting, in the Servicer's reasonable judgment, the final amounts recoverable have been received and deposited in the Collection Account; (iii) is paid in full on or after its maturity date; or
                                  (iv) has been a Defaulted Contract for four or more Collection Periods and as to which Liquidation Proceeds have not been deposited in the Collection Account; provided, however, that in any event a Contract that is delinquent in the amount of five monthly installments of monthly principal and interest at the end of a Collection Period shall be deemed to be a Liquidated Contract and shall be deemed to have a balance of zero.


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                                  A "DEFAULTED CONTRACT" with respect to any
                                  Collection Period is a Contract (i) which is, at the end of such Collection Period, delinquent in the amount of at least two monthly installments of monthly principal and interest or (ii) with respect to which the related financed vehicle has been repossessed or repossession efforts with respect to the related financed vehicle have been commenced.

                                  The Trust must pay the outstanding principal amount of each class of Notes, to the extent not previously paid, by the following dates:


                                  CLASS       FINAL SCHEDULED DISTRIBUTION DATE
                                  -----       ---------------------------------
                                  A-1         December 15, 1999
                                  A-2         September 15, 2001
                                  A-3         April 15, 2002
                                  A-4         December 15, 2003


                                  The final scheduled Distribution Dates set forth above are referred to herein as the "FINAL SCHEDULED DISTRIBUTION DATE" for each class of Notes. The outstanding principal balance of each class of Notes is expected be paid in full earlier, and could be paid significantly earlier, than the Final Scheduled Distribution Date for such class, depending on a variety of factors.

C. MANDATORY PARTIAL REDEMPTION.. If the proceeds from the sale of the
                                  Securities is greater than the Original Pool
                                  Balance, the Trust will partially redeem the Class A-1 Notes on the first Distribution Date. In such event, the Indenture Trustee will distribute principal to the Class A-1 Noteholders in an amount equal to the excess of the proceeds over the Original Pool Balance.

TERMS OF THE CERTIFICATES:

A.  INTEREST..................... Certificate Rate:  ______% per annum.

                                  Interest on the Certificates will accrue monthly at the Certificate Rate and will be payable to Certificateholders monthly on each related Distribution Date commencing December 15, 1998. Interest on the Certificates will be calculated on the basis of a 360-day year of twelve 30-day months.

                                  The "CERTIFICATE BALANCE" will equal
                                  $14,000,000 (the "ORIGINAL CERTIFICATE
                                  BALANCE") on the Closing Date and on any date thereafter will equal the Original Certificate Balance reduced by all distributions of principal previously made in respect of the Certificates. Distributions of interest on the Certificates will be subordinated to payments of interest on the Notes on each Distribution Date. On the Final Scheduled Distribution Date for a class of Notes, interest on the Certificates will be subordinated to payments of principal then due on such class of Notes.

B.  PRINCIPAL.................... No principal will be paid on the Certificates until all of the Notes have been paid in full. On the Distribution Date that the Notes are paid in full, and on each succeeding Distribution Date, the Trust will make payments of principal on the Certificates in an amount equal to


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                                  the Certificate Principal Distributable Amount
                                  for such Distribution Date.

                                  The "CERTIFICATE PRINCIPAL DISTRIBUTABLE
                                  AMOUNT" means, with respect to any
                                  Distribution Date, the sum of (i) the
                                  Certificate Percentage of the Regular
                                  Principal Distributable Amount for such
                                  Distribution Date and (ii) any outstanding
                                  Certificate Principal Carryover Shortfall for the immediately preceding Distribution Date; provided, however, that the Certificate Principal Distributable Amount shall not exceed the Certificate Balance. Notwithstanding the foregoing, the Certificate Principal Distributable Amount on the Final Scheduled Distribution Date for the Certificates shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Certificates to zero.

                                  The "CERTIFICATE PERCENTAGE" means (i) for each Distribution Date prior to the Distribution Date on which the principal amount of the Class A-4 Notes is reduced to zero, 0%, (ii) on the Distribution Date on which the principal amount of the Class A-4 Notes is reduced to zero, (a) 0% until the principal amount of the Class A-4 Notes has been reduced to zero and (b) with respect to any remaining portion of the Regular Principal Distributable Amount, 100%; and (iii) for each Distribution Date after the Distribution Date on which the principal amount of the Class A-4 Notes is reduced to zero, 100%.

                                  The "CERTIFICATE PRINCIPAL CARRYOVER
                                  SHORTFALL" means, as of the close of any Distribution Date, the excess of the Certificate Principal Distributable Amount over the amount in respect of principal that is actually deposited in the Certificate Distribution Account on such Distribution Date.

                                  The Trust must pay the outstanding principal amount of the Certificates, to the extent not previously paid, by April 15, 2005. This date is referred to herein as the "FINAL SCHEDULED DISTRIBUTION DATE" for the Certificates. The outstanding principal balance of the Certificates is expected be paid in full earlier, and could be paid significantly earlier, than the Final Scheduled Distribution Date for the Certificates, depending on a variety of factors.

OPTIONAL PURCHASE................ The Servicer may, but is not obligated to, purchase the Contracts on any Distribution
                                  Date on which the principal balance of the Contracts has declined to 10% or less of the Original Pool Balance. If the Servicer exercises this purchase option, all of the Notes then outstanding will be redeemed, and all of the Certificates then outstanding will be prepaid.

THE SPREAD ACCOUNT............... The Indenture Trustee will establish a segregated trust account, entitled "Spread
                                  Account - OT 1998-C, The Chase Manhattan Bank, Indenture Trustee", for the benefit of the Securityholders and MBIA (the "SPREAD ACCOUNT"). The Spread Account will be an asset of the Trust. The Securityholders will be afforded certain limited protection against losses on the Contracts by the establishment of the Spread Account.


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                                  On each Distribution Date, Net Collections
                                  remaining after required distributions have been made in respect of the Servicer, the Owner Trustee, the Indenture Trustee, the Trust Agent, the Noteholders, the Certificateholders and the Insurer will be deposited in the Spread Account, up to a maximum amount calculated as the parties to the Insurance Agreement and the Rating Agencies may agree (the "SPREAD ACCOUNT MAXIMUM"). On each Distribution Date, funds will be withdrawn from the Spread Account to cover any shortfalls in amounts available to pay (i) the Servicing Fee and certain fees of the Indenture Trustee, the Owner Trustee and the Trust Agent, and (ii) interest and principal on the Securities. If the amount on deposit in the Spread Account on any Distribution Date (after giving effect to all deposits thereto and withdrawals therefrom on such Distribution Date) is greater than the Spread Account Maximum, the Indenture Trustee will distribute any excess first, to the Insurer, to the extent of any amounts owing to the Insurer pursuant to the Insurance Agreement, and then to the holders of the Residual Interests in the Trust. Upon any such distributions to the Insurer or the holders of the Residual Interests, the Securityholders will have no further rights in, or claims to, such amounts.

THE INSURANCE POLICY............. On the Closing Date, MBIA will issue an insurance policy in favor of the Indenture
                                  Trustee, for the benefit of the
                                  Securityholders. The insurance policy issued by MBIA is referred to herein as the "POLICY", and the insurance agreement pursuant to which the Policy is issued is referred to as the "INSURANCE AGREEMENT".

                                  Pursuant to the Policy, MBIA will irrevocably and unconditionally guarantee payment of interest and principal due on the Notes and the Certificates. MBIA's obligations under the Policy will be discharged to the extent that amounts due under the Policy are received by the Indenture Trustee, whether or not such amounts are properly applied by the Indenture Trustee.

                                  MBIA will not guarantee payments of principal on any class of Notes or on the Certificates at any time other than the payment of the outstanding principal amount of a class of Notes or of the Certificates on the Final Scheduled Distribution Date for such class of Notes or the Certificates, and will not guarantee payment of any Accelerated Principal Distributable Amount or any amounts which become due on an accelerated basis as a result of (a) a default by the Trust, (b) the occurrence of an Indenture Event of Default under the Indenture or (c) any other cause. MBIA may elect, in its sole discretion, to pay in whole or in part such principal due upon acceleration. In addition, MBIA may elect, in its sole discretion, to pay all or a portion of certain shortfalls of funds available to make certain distributions of principal on the Notes or the Certificates on a Distribution Date.

SERVICING FEE.................... The Servicer will be responsible for managing, administering, servicing, and collecting on the Contracts. As compensation for its services, the Servicer will receive a monthly fee equal to the product of one-twelfth of 1% per annum multiplied by the Pool Balance as of the end of the immediately preceding Collection Period (the "SERVICING FEE"). As additional compensation, the Servicer will be entitled to any late fees and other administrative fees and expenses or

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                                  similar charges collected with respect to the
                                  Contracts. The Servicer or its designee will also receive as servicing compensation net investment earnings on Eligible Investments of funds credited to the Collection Account.

FEDERAL INCOME TAX STATUS........ In the opinion of Andrews & Kurth L.L.P., for federal income tax purposes, the Notes will be characterized as debt, and the Trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation. Each Noteholder, by the acceptance of a Note, will agree to treat the Notes as indebtedness and each Certificateholder, by the acceptance of a Certificate, will agree to treat the Trust as a partnership in which the Certificateholders are partners for federal income tax purposes.

ERISA CONSIDERATIONS............. Subject to the considerations discussed under
                                  "ERISA Considerations" in the Prospectus
                                  Supplement and in the Prospectus, the Notes are eligible for purchase by employee benefit plans that are subject to ERISA. However, neither an employee benefit plan subject to ERISA or Section 4975 of the Internal Revenue Code of 1986 nor an individual retirement account is eligible to purchase the Certificates. Any benefit plan fiduciary considering purchase of the Certificates should, among other things, consult with its counsel in determining whether all required conditions have been satisfied.

RATING........................... At the Closing Date, Standard & Poor's Ratings
                                  Services and Moody's Investors Service, Inc.
                                  will rate the Notes and the Certificates in the highest rating category for such securities. The ratings of the Notes and the Certificates will be based substantially on the issuance of the Policy by MBIA.

REGISTRATION OF THE SECURITIES... Initially, the Securities will be in the form of one or more certificates registered in the name of Cede & Co., as the nominee of The Depository Trust Company. If you acquire an interest in the Notes or the Certificates through The Depository Trust Company, you will not be entitled to receive a definitive security, except in the event that definitive securities are issued in certain limited circumstances.

                                  THE CONTRACTS

         Set forth below is certain data concerning the Initial Contracts as of the Initial Cut-Off Date which had an Initial Cut-Off Pool Balance of $218,237,184. Data concerning all of the Contracts will be available to purchasers of the Securities at or before the initial delivery of the Securities and will be filed with the SEC on Form 8-K within 15 days after the initial delivery of the Securities. While the financial and other data for the Subsequent Contracts will differ somewhat from the data below for the Initial Contracts, the characteristics of the Contracts as a whole will not vary materially from the characteristics of the Initial Contracts described below.

                      COMPOSITION OF THE INITIAL CONTRACTS

Aggregate principal balance......................................................... $218,237,184
Number of Contracts....................................................................... 17,979
Average principal balance outstanding................................................. $12,138.45
Average original amount financed...................................................... $12,209.96
Original amount financed (range)........................................... 1,179.81 to 63,591.08
Weighted average APR 14.89% APR (range).......................................... 4.97% to 27.00%
Weighted average original term............................................................. 57.75
Original term (range)............................................................... 6 to 72 mos.
Weighted average remaining term............................................................ 57.11
Remaining term (range).............................................................. 5 to 72 mos.

                  DISTRIBUTION BY APRS OF THE INITIAL CONTRACTS


                                              NUMBER OF       % OF                      % OF INITIAL
                                               INITIAL       INITIAL       PRINCIPAL       CUT-OFF
APR RANGE                                     CONTRACTS     CONTRACTS       BALANCE      POOL BALANCE
                                             -----------   -----------    -----------    ------------
 0.000% to 7.000% ......................               6          0.03         55,475          0.03
 7.001% to 8.000% ......................             213          1.18      3,629,859          1.66
 8.001% to 9.000% ......................             642          3.57     10,392,841          4.76
 9.001% to 10.000% .....................             927          5.16     13,708,457          6.28
10.001% to 11.000% .....................             871          4.84     12,609,609          5.78
11.001% to 12.000% .....................           1,025          5.70     14,083,678          6.45
12.001% to 13.000% .....................           1,260          7.01     16,964,679          7.77
13.001% to 14.000% .....................           1,606          8.93     21,081,842          9.66
14.001% to 15.000% .....................           1,887         10.50     23,802,869         10.91
15.001% to 16.000% .....................           1,822         10.13     22,962,385         10.52
16.001% to 17.000% .....................           1,773          9.86     20,892,272          9.57
17.001% to 18.000% .....................           1,674          9.31     18,606,567          8.53
18.001% to 19.000% .....................           1,064          5.92     10,973,331          5.03
19.001% to 20.000% .....................             928          5.16      9,121,916          4.18
20.001% to 21.000% .....................           1,356          7.54     13,159,185          6.03
21.001% and over .......................             925          5.14      6,192,219          2.84
                                             -----------   -----------    -----------    ------------
          Totals .......................          17,979        100.00%*  218,237,184        100.00%*


----------------
* Percentages may not add to 100% because of rounding.

                GEOGRAPHIC CONCENTRATION OF THE INITIAL CONTRACTS


                                                                                    % OF
                                        NUMBER         % OF                        INITIAL
                                      OF INITIAL      INITIAL     PRINCIPAL        CUT-OFF
                                      CONTRACTS      CONTRACTS     BALANCE       POOL BALANCE
                                        ------        ------    -----------        ------
Alabama ......................               1          0.01          9,548          0.00
Arizona ......................             832          4.63      9,921,616          4.55
California ...................           6,719         37.37     82,423,853         37.77
Colorado .....................             579          3.22      6,425,556          2.94
Florida ......................           1,904         10.59     22,951,630         10.52
Georgia ......................           1,319          7.34     17,469,924          8.01
Idaho ........................             115          0.64        993,003          0.46
Illinois .....................           1,454          8.09     18,269,339          8.37
Indiana ......................             390          2.17      4,727,367          2.17
Iowa .........................               3          0.02         27,718          0.01
Kansas .......................              14          0.08        172,782          0.08
Kentucky .....................              22          0.12        243,033          0.11
Maryland .....................               1          0.01          9,805          0.00
Maine ........................               1          0.01         11,097          0.01
Michigan .....................             982          5.46     12,153,114          5.57
Missouri .....................              20          0.11        194,249          0.09
Montana ......................               3          0.02         39,433          0.02
Nevada .......................             577          3.21      6,983,643          3.20
New Jersey ...................             581          3.23      7,116,152          3.26
New York .....................               5          0.03         57,873          0.03
North Carolina ...............             124          0.69      1,737,958          0.80
Ohio .........................               1          0.01         15,128          0.01
Oklahoma .....................              58          0.32        627,590          0.29
Oregon .......................             644          3.58      6,518,017          2.99
South Carolina ...............              35          0.19        402,114          0.18
Tennessee ....................              37          0.21        541,544          0.25
Texas ........................             662          3.68      9,117,345          4.18
Utah .........................              15          0.08        148,543          0.07
Virginia .....................               4          0.02         70,045          0.03
Washington ...................             877          4.88      8,858,165          4.06
                                        ------        ------    -----------        ------
          Totals .............          17,979        100.00%*  218,237,184        100.00%*


----------------
* Percentages may not add to 100% because of rounding.

                      DELINQUENCY AND LOAN LOSS INFORMATION

DELINQUENCY AND LOAN LOSS INFORMATION

         The following tables set forth information with respect to the experience of Onyx relating to delinquencies, loan losses and recoveries for the portfolio of motor vehicle contracts owned and serviced by Onyx on an annual basis commencing December 31, 1995. The tables include delinquency information relating to those motor vehicle contracts that were purchased, originated, sold and serviced by Onyx. All of the motor vehicle contracts were originally purchased by Onyx from dealers, or originated by Onyx or a subsidiary of Onyx, in accordance with credit underwriting criteria established by Onyx. In February 1994, Onyx commenced its operations as a purchaser and servicer of motor vehicle retail installment sales contracts. Thus, Onyx has historical performance for only a limited time period with respect to the motor vehicle contracts it purchases and originates and thus delinquencies and loan losses may increase from existing levels in the portfolio with the passage of time. Delinquency and loan loss experience may be influenced by a variety of economic, social and other factors.

         DELINQUENCY EXPERIENCE OF ONYX MOTOR VEHICLE CONTRACT PORTFOLIO
                             (DOLLARS IN THOUSANDS)


                           AT DECEMBER 31,     AT DECEMBER 31,       AT DECEMBER 31,     AT SEPTEMBER 30,      AT SEPTEMBER 30,
                                1995                  1996                  1997                1997                  1998
                                ----                  ----                  ----                ----                  ----
                         AMOUNT       NO       AMOUNT      NO        AMOUNT       NO     AMOUNT       NO       AMOUNT           NO
                       ---------    ------   ---------   ------    ---------    ------   -------    ------    ---------      -------
Servicing portfolio.. $ 218,207    20,156   $ 400,665   38,275    $ 757,277    73,502   649,563    62,977    1,176,153      115,151
Delinquencies
  30-59 days(1)(2)...  $  1,608       153   $   5,022      478    $  11,902     1,211     9,467       974       15,565        1,643
  60-89 days(1)(2)...       470        35       1,816      162        3,370       346     2,904       296        4,114          413
  90+ days(1)(2) ....       547        42       1,279      111        3,742       316     2,920       264        4,103          383
Total delinquencies
  as a percent of
  servicing
  portfolio .........      1.20%     1.14%       2.03%    1.96%        2.51%     2.55%     2.35%     2.44%        2.02%        2.12%

----------

(1) Delinquencies include principal amounts only, net of repossessed inventory. Repossessed inventory as a percent of the servicing portfolio was .43%, .48% and 1.17% at December 31, 1995, 1996 and 1997,
         respectively, and 1.10% and 0.60% at September 30, 1997 and 1998 respectively.

(2) The period of delinquency is based on the number of days payments are contractually past due.


          LOAN LOSS EXPERIENCE OF ONYX MOTOR VEHICLE CONTRACT PORTFOLIO
                             (DOLLARS IN THOUSANDS)


                                                                                        NINE MONTHS ENDED
                                                                                    ------------------------
                                                  YEAR ENDED DECEMBER 31,                 SEPTEMBER 30,
                                          --------------------------------------    ------------------------
                                             1995          1996          1997          1997          1998
                                          ----------    ----------    ----------    ----------    ----------
Number of motor vehicle contracts
outstanding ...........................       20,156        38,275        73,502        62,977       115,151
Period end outstanding ................   $  218,207    $  400,665    $  757,277    $  649,563    $1,176,153
Average outstanding ...................   $  141,029    $  311,340    $  563,343    $  518,898    $  945,077
Number of gross charge-offs ...........          197           987         2,161         1,466         2,740
Gross charge-offs .....................   $    548.2    $  5,789.2    $ 13,076.1    $  8,987.4    $ 14,827.4
Net charge-offs(1) ....................   $    528.7    $  5,066.1    $ 11,433.9    $  7,881.1    $ 12,575.7
Net charge-offs as a percent of average
  outstanding .........................          .37%         1.63%         2.03%         2.03%         1.77%


----------

(1) Net charge-offs are gross charge-offs minus recoveries of motor vehicle contracts previously charged off.